Exhibit 99.2

STRICTLY PRIVATE AND CONFIDENTIAL COVID-19 Response and Impact Overview A p r i l 2020 HBT Financial, Inc.

Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements. Forward-looking statements may include statements relating to our future plans, strategies and expectations, as well as the economic impact of COVID-19 and the related impacts on our future financial results, near-term loan growth, net interest margin, mortgage banking profits, wealth management fees, expenses, asset quality, capital levels and continued earnings. Forward looking statements are generally identifiable by use of the words ‘‘believe,’’ “may,” “will,” “should,” “could,” “expect,” “estimate,” “intend,” “anticipate,” “project,” “plan” or similar expressions. Forward looking statements are frequently based on assumptions that may or may not materialize and are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause actual results to differ materially from the results anticipated or projected and which could materially and adversely affect our operating results, financial condition or prospects include, but are not limited to: the severity, magnitude and duration of the COVID-19 pandemic; the direct and indirect impacts of the COVID-19 pandemic and governmental responses to the pandemic on our operations and our customers’ businesses; the disruption of global, national, state and local economies associated with the COVID-19 pandemic, which could affect our capital levels and earnings, impair the ability of our borrowers to repay outstanding loans, impair collateral values and further increase our allowance for credit losses; our asset quality and any loan charge-offs; the composition of our loan portfolio; time and effort necessary to resolve nonperforming assets; environmental liability associated with our lending activities; the effects of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin, our investments, and our loan originations, and our modelling estimates relating to interest rate changes; our access to sources of liquidity and capital to address our liquidity needs; our inability to receive dividends from the chartered banks we own (the “Banks”), pay dividends to our common stockholders or satisfy obligations as they become due; the effects of problems encountered by other financial institutions; our ability to achieve organic loan and deposit growth and the composition of such growth; our ability to attract and retain skilled employees or changes in our management personnel; any failure or interruption of our information and communications systems; our ability to identify and address cybersecurity risks; the effects of the failure of any component of our business infrastructure provided by a third party; our ability to keep pace with technological changes; our ability to successfully develop and commercialize new or enhanced products and services; current and future business, economic and market conditions in the United States generally or in Illinois in particular; the geographic concentration of our operations in the State of Illinois; our ability to effectively compete with other financial services companies and the effects of competition in the financial services industry on our business; our ability to attract and retain customer deposits; our ability to maintain our Banks’ reputations; possible impairment of our goodwill and other intangible assets; the impact of, and changes in applicable laws, regulations and accounting standards and policies; our prior status as an “S Corporation” under the applicable provisions of the Internal Revenue Code of 1986, as amended; possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations; the effectiveness of our risk management and internal disclosure controls and procedures; market perceptions associated with certain aspects of our business; the one-time and incremental costs of operating as a standalone public company; our ability to meet our obligations as a public company, including our obligations under Section 404 of Sarbanes-Oxley; and damage to our reputation from any of the factors described above or elsewhere in this presentation. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update any forward-looking statement in the future, or to reflect circumstances and events that occur after the date on which the forward-looking statement was made. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. While HBT Financial, Inc. (“HBT” or the “Company”) believes these are useful measures for investors, they are not presented in accordance with GAAP. You should not consider non-GAAP measures in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Because not all companies use identical calculations, the presentation herein of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. For a reconciliation of the non-GAAP measures we use to the most comparable GAAP measures, see the Appendix to this presentation. 1

COVID-19 Response Overview 4 1 2 3 Capital and Liquidity Overview Customer, Community, and Employee Support Efforts Impact of COVID-19 in Illinois Loan Portfolio Overview 2 Net Interest Margin 5 Near-Term Outlook 6

Customer, Community, and Employee Support Efforts 3 Initial Response ◼ Business Continuity Plan (BCP) activated ◼ Executive leaders began meeting daily to discuss COVID-19 considerations ◼ Enhanced disinfecting and cleaning protocols implemented at all facilities Customer and Community Initiatives ◼ Keeping customers updated via our COVID-19 Response web page and email communications ◼ Offering loan payment deferrals to customers experiencing financial hardship due to COVID-19 ◼ Participating in the SBA’s Paycheck Protection Program (PPP) ◼ Waiving or refunding overdraft and ATM fees, as well as time deposit early withdrawal penalties, to customers experiencing financial hardship due to COVID-19 ◼ Maintaining regular business hours at branches and the call center to serve customers ◼ Limiting branch lobby service to appointment only; only four out of 64 branch locations closed temporarily ◼ Providing faster turnaround for increased online deposit account opening demand ◼ Providing access to 20+ digital courses for students in grades K-12 on critical topics including financial education, mental wellness, compassion, digital wellness, and more Employee Programs ◼ Executive leaders and HR department communicating frequently with employees around COVID-19 risks, including the addition of an employee reference page on Company intranet ◼ Enabling work from home for many employees and adjusting branch services to ensure a safe environment ◼ Social distancing employees who need to report to the office, postponing nonessential travel and group training events, and mandating meetings be held by conference call ◼ Providing up to 120 hours emergency paid time off for employees impacted by the virus to limit financial hardships related to time off and pay ◼ Providing employees and their families access to a free confidential counseling service

Impact of COVID-19 in Illinois 4 Source: Company reports, U.S. CDC, and the Illinois Department of Public Health (IDPH); COVID-19 case data through April 22, 2020 Confirmed COVID-19 Cases in Illinois by County Gross Loan Mix by MSA, 1Q20 ($2.13 billion balance) Chicago 49% Bloomington- Normal 24% Champaign- Urbana 10% Peoria 8% Lincoln 5% Ottawa- Peru 4% ◼ Illinois has the 6th highest number of confirmed COVID-19 cases in U.S. ◼ Some 70% of Illinois’ confirmed COVID-19 cases are in Cook County ◼ The impact of COVID-19 is more moderate in markets outside Cook County and adjacent counties ◼ Stay-at-home order previously set to expire on April 30th, but modified version recently extended through May 31st

Loan Portfolio Overview: Commercial Real Estate 5 ◼ $950 million portfolio as of March 31, 2020 ➢ $541 million in non-owner occupied CRE primarily supported by rental cash flow of the underlying properties ➢ $232 million in construction and land development loans primarily to developers to sell upon completion or for long- term investment ➢ $177 million in multi-family loans secured by 5+ unit apartment buildings ◼ Vast majority of loans originated to experienced real estate developers within our markets ◼ Guarantees required on majority of originated loans ◼ Loan modifications offered in the form of 3 months interest only payments or one month payment deferrals ➢ As of 4/24/2020, made 115 loan modifications for $131 million or 14% of CRE portfolio Multi-Family 26% Retail 14% Office 13% Warehouse/ Manufacturing 12% Senior Living Facilities 9% 1-4 Family Construction 8% Land and lots 6% Medical 3% Other* 4% Hotels 3% Auto Repair & Dealers 2% * Includes restaurant/bar exposure of $10.8 million or 1.1% of CRE loans Commercial Real Estate Loan Mix

Loan Portfolio Overview: Commercial 6 ◼ $299 million C&I loans outstanding as of March 31, 2020 ➢ For working capital, asset acquisition, and other business purposes ➢ Underwritten primarily based on borrower’s cash flow and majority further supported by collateral and personal guarantees; loans based primarily in-market ◼ $230 million owner-occupied CRE outstanding as of March 31, 2020 ➢ Primarily underwritten based on cash flow of business occupying properties and supported by personal guarantees; loans based primarily in-market ◼ No material change in draws on lines of credit ◼ Loan modifications offered in the form of 3 months interest only payments or one month payment deferrals ➢ As of 4/24/2020, made 135 loan modifications for $69 million or 13% of Commercial portfolio Auto Repair & Dealers 16% Health Care and Social Assistance 15% Wholesale Trade 13% Other 11% Real Estate and Rental and Leasing 10% Construction 8% Retail Trade- Other 7% Entertainment and Recreation 5% Professional Services 4% Manufacturing 4% Restaurants 4% Finance 3% Commercial Loan Mix

Loan Portfolio Overview: Agriculture and Farmland 7 ◼ $229 million portfolio as of March 31, 2020 ➢ 43% production, of which most is corn and soybeans ➢ 57% real estate loans secured by farmland ◼ Federal crop insurance programs mitigate production risks ◼ No customer accounts for more than 4% of ag portfolio ◼ Nearly 80% of agricultural borrowers have been with the Company for at least 10 years, and over half of the customers for more than 20 years ◼ Loan modifications offered in the form of 3 months interest only payments or one month payment deferrals ➢ As of 4/24/2020, made 5 loan modifications for $4 million or 2% of Agriculture and Farmland portfolio Agriculture and Farmland Loan Mix Farmland 57% Crops 35% Equipment finance 5% Livestock 3%

Loan Portfolio Overview: 1-4 Family Residential Mortgage 8 ◼ $314 million in-house portfolio as of March 31, 2020 ◼ Loan modifications offered in the form of 3 months interest only payments, 2 months of payment deferrals, or forbearance ➢ As of 4/24/2020, made 94 loan modifications for $11 million or 4% of in-house residential portfolio Non-owner Occupied 48% HELOCs and 2nd Mortgages 27% 1st Mortgages 25% 1-4 Family Residential Loan Mix ◼ $1.13 billion sold to the secondary market with servicing retained as of March 31, 2020 ◼ Loan modifications offered in the form of forbearance ➢ As of 4/24/2020, made 127 loan modifications for $16 million or 1% of secondary market residential portfolio ◼ Q2 2020 residential mortgage origination volume is expected to increase due to strong refinance activity In-house 1-4 Family Residential Mortgage Portfolio Secondary Market 1-4 Family Residential Mortgage Portfolio Residential Mortgage Loan Origination Volume ($s mm) $0 $10 $20 $30 $40 $50 $60 1Q19 2Q19 3Q19 4Q19 1Q20

Loan Portfolio Overview: Asset Quality and Reserves

Asset quality impact from COVID-19 is modest so far

- At March 31, 2020, non-performing assets were $19.8 million, or 0.62% of total assets compared to $24.1 million, or 0.74% of total assets at December 31, 2019
- As of 4/24/20, completed 360 payment modifications on loans with balances totaling $215 million, which represents 10% of total loans
- Net charge offs were $0.6 million, or 0.11% on an annualized basis for the three months ended March 31, 2020 compared to $0.6 million, or 0.11% on an annualized basis for the three months ended December 31, 2019

Augmenting allowance for loan losses

- Allowance for loan losses totaled $26.1 million, or 1.22% of loans before allowance, at March 31, 2020 compared to $22.3 million, or 1.03% at December 31, 2019
- Allocation for the quarter ended March 31, 2020 included $3.3 million of reserve build related to changes in certain qualitative factors for loan portfolios that we believe could be impacted by COVID-19
- In addition to our allowance for loan losses, we had $3.0 million in credit-related discounts on acquired loans at March 31, 2020 compared to $3.2 million at December 31, 2019

Non-performing assets/ Total assets % and Net charge-off %



NPAs/ Total Assets %
NCO %
1.16
0.23
1.17
0.15
0.78
0.23
0.74
0.07
0.62
0.11
2016
2017
2018
2019
1Q20

Allowance for loan losses to total loans (%)



0.94
0.93
0.96
1.03
1.22
2016
2017
2018
2019
1Q20

9

HBT Financial

Capital and Liquidity Overview 10 CET 1 Risk-based Capital Ratio (%) Leverage Ratio (%) Tangible Common Equity to Tangible Assets (%)1 Liquidity Sources 12.21 12.09 12.71 12.15 12.44 2016 2017 2018 2019 1Q20 9.93 9.94 10.80 10.38 10.70 2016 2017 2018 2019 1Q20 8.94 8.94 9.67 9.49 9.81 2016 2017 2018 2019 1Q20 Liquidity Source As of 3/31/20 ($ thousands) Balance of Cash and Cash Equivalents $265,436 Market Value of Unpledged Securities 410,178 Available FHLB Advance Capacity 335,687 Available Fed Fund Lines of Credit 90,000 Total Estimated Liquidity $1,101,301 1 For reconciliation with GAAP metric, see “Non-GAAP reconciliations”

Net Interest Margin 11 ◼ The 150-basis point reduction in the target federal funds rate in March 2020 is expected to continue placing downward pressure on the net interest margin in 2020 ◼ 50% of the loan portfolio matures or reprices within the next 12 months ◼ 41% of variable rate loans have floors and 70% of those loans have hit their floors Net Interest Margin trends (%) 3.87% 3.83% 4.16% 4.31% 4.00% 4.04% 4.01% 4.25% 4.38% 4.06% 2016 2017 2018 2019 1Q20 7bps 13bps 16bps 25bps FTE NIM1 GAAP NIM Accretion of acquired loan discounts contribution to Company GAAP NIM 5bps 1 Tax-equivalent basis metric; for reconciliation with GAAP metric, see “Non-GAAP reconciliations” Fixed Rate versus Variable Rate Loan Mix Fixed Rate 57% Variable Rate 43%

Near-Term Outlook 12 ◼ Active participant in the Paycheck Protection Program (PPP); through April 24, 2020: ➢ 1,129 loans approved and funded for $141 million ➢ Average loan size of $125 thousand and median loan size of $48 thousand ➢ Fees of $5.6 million expected for loans funded ➢ Round two applications are in process (587 loans for $34 million) ◼ Loan pipelines are lower year-over-year and near-term loan growth (excluding the impact of PPP loans) is expected to moderate due to the economic impact of COVID-19 ◼ NIM pressure (excluding the impact of PPP loans) is expected to persist in Q2 2020 as the full impact of the move lower in interest rates takes hold ◼ Mortgage banking profits are expected to increase in Q2 2020 due to greater refinancing activity and higher spreads ◼ Wealth management fees are expected to decline modestly from the equity market’s recent drop ◼ Expenses are expected to remain well-controlled ◼ Conservative underwriting philosophy helps to mitigate near-term asset quality pressure ◼ As an emerging growth company relying on the extended transition period for new or revised accounting standards, the Current Expected Credit Loss (CECL) standard will be effective for the company in 2023 ◼ We believe our strong capital levels and continued earnings should allow the company to continue supporting clients and its current cash dividend

Appendix 13

Non-GAAP Reconciliations 14 Net Interest Margin (Tax Equivalent Basis) Net interest income (tax equivalent basis) Q1 2020 2019 2018 2017 2016 ($ thousands) Net interest income $ 30,662 $ 133,800 $ 129,442 $ 120,998 $ 121,101 Tax-equivalent adjustment (2) 463 2,309 2,661 5,527 5,468 Net interest income (tax equivalent basis) (2) $ 31,125 $ 136,109 $ 132,103 $ 126,525 $ 126,569 Net interest margin (tax equivalent basis) Net interest margin (1) 4.00% 4.31% 4.16% 3.83% 3.87 % Tax-equivalent adjustment (1) (2) 0.06 0.07 0.09 0.18 0.17 Net interest margin (tax equivalent basis) (1) (2) 4.06% 4.38% 4.25% 4.01% 4.04 % Average interest-earning assets $ 3,063,086 $ 3,105,863 $ 3,109,289 $ 3,157,195 $ 3,131,763 (1) Annualized measure. (2) On a tax-equivalent basis assuming a federal income tax rate of 21% and a state income tax rate of 9.5%.

Non-GAAP Reconciliations 15 Tangible Common Equity Q1 2020 2019 2018 2017 2016 Total stockholders' equity ($ thousands) $ 339,813 $ 332,918 $ 340,396 $ 323,916 $ 326,246 Less: Goodwill 23,620 23,620 23,620 23,620 23,620 Less: Core deposit intangible assets, net 3,713 4,030 5,453 7,012 8,928 Tangible common equity $ 312,480 $ 305,268 $ 311,323 $ 293,284 $ 293,698 Tangible assets Q1 2020 2019 2018 2017 2016 Total assets ($ thousands) $ 3,213,109 $ 3,245,103 $ 3,249,569 $ 3,312,875 $ 3,317,124 Less: Goodwill 23,620 23,620 23,620 23,620 23,620 Less: Core deposit intangible assets, net 3,713 4,030 5,453 7,012 8,928 Tangible assets $ 3,185,776 $ 3,217,453 $ 3,220,496 $ 3,282,243 $ 3,284,576 Total stockholders' equity to total assets 10.58% 10.26% 10.48% 9.78% 9.84 % Tangible common equity to tangible assets 9.81 9.49 9.67 8.94 8.94 Tangible Common Equity to Tangible Assets

HBT Financial, Inc.